UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450	Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 11/30/17

Item 1. Reports to Stockholders.

SEMI-ANNUAL

REPORT

November 30, 2017

BFS Equity Fund

185 Asylum Street  ●  City Place II  ●  Hartford, CT 06103  ●  (855) 575-2430

BFS Equity Fund

Letter to Shareholders

Dear Fellow Shareholders,

Greetings in the New Year! This report covers the six-month period June 1, 2017 through November 30, 2017.

On June 1, 2017, the BFS Equity Fund (the “Fund” or “BFSAX”) had net assets of $27.2 million. During the course of the last six months, the net assets of the Fund increased almost 10% to $29.9 million as of November 30, 2017. This growth was driven by both inflows from investors into the Fund as well as by the positive investment returns achieved by the Fund over the last six months. As of November 30, 2017, there were approximately 572 investors in the Fund.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of November 30, 2017, as well as financial statements and detailed information about the performance and positioning of the BFS Equity Fund.

2017 was an excellent year for the U.S. stock market. The S&P 500® Index (“S&P 500) had a total return of 21.82%, and the Dow Jones turned in an even stronger performance with a total return of 28.11%. With the FAANG (Facebook, Apple, Amazon, Netflix, and Google) stocks on fire, the total return of the NASDAQ Composite had the highest total return of 29.73%. Remarkably, for the first time in history, the stock market showed positive performance in every month of the year! Moreover, in a year fraught with political discord in the U.S. and geopolitical dangers across the globe, the S&P 500’s largest pullback during the year was only 3.3% in March. It was a year of sterling returns with an absence of volatility. Market analysts are still trying to read the tea leaves to discover why – especially after most market pundits predicted a down market in 2017, believing that President Trump’s unconventional behavior and threats on trade would cause investors to sell. Instead, investors focused on the pro-business aspects of President Trump’s platform. With the global economy in a seemingly synchronized growth mode, international markets performed well, too.

2017 was the ninth consecutive year of positive returns for the U.S. stock market, and the stock market has continued its powerful bull run during the first weeks of January. Following the failure of the Republican Party in Congress to repeal Obamacare, there was considerable investor skepticism about the likelihood of Congress enacting tax reform. Many analysts had not factored the impact of the tax reform bill into their 2018 projections, and thus, with passage of tax reform

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in the last weeks of December, analysts have been scrambling to increase their 2018 earnings forecasts. These updated earnings projections combined with the likelihood of the repatriation of billions of dollars of offshore funds by U.S. multinationals and the promise of another year of deregulation have given the bull market another shot in the arm. As the positive consequences of the tax reform bill have not yet been completely factored into earnings models, we believe that there may well be numerous positive earnings revisions for both individual companies and for the S&P 500 earnings as a whole over the coming months.

At the moment, a recession does not appear likely in 2018. With the U.S. economy poised to achieve 3+% real GDP growth, a strong global economy, and the effect of lower taxes, it is quite possible that earnings growth in 2018 may well offset any negative effect caused by the Federal Reserve’s anticipated increase in the Fed Funds rate to 2% or higher during the coming year. The consumer sector of the U.S economy, which accounts for more than 70% of GDP, appears to be in good shape. While the market is no longer inexpensive, it is not as overvalued as some might argue. We remain cautiously optimistic that there is a reasonable chance that the bull market can continue another year.

In closing, it is important to reiterate our belief that our investment strategy of investing in quality growth stocks purchased with a risk-mitigating approach and positioned to provide a margin of safety in the case of economic or market weakness is effective over the longer term. Of the 41 companies which the Fund owned as of November 30, 2017, 36 paid dividends, and several are so-called “dividend aristocrats” – companies which have increased their dividend payouts annually for the past 25 years. We believe the Fund’s ownership of shares in quality companies with strong brands, sound business models, good balance sheets, professional management, and robust cash flows should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the BFS Equity Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Stephen L. Willcox

President

Bradley, Foster & Sargent, Inc.

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BFS Equity Fund

Portfolio Managers Letter

TO OUR SHAREHOLDERS

November 30, 2017 marks the fourth anniversary for the BFS Equity Fund. During this four-year period, the Fund has improved its net asset value from $10.00 to $14.47. For the six-month semiannual period from June 1, 2017 to November 30, 2017, the Fund produced a total return of 11.2%. The S&P 500 produced a total return of 10.9% for the same period. Over the four years since inception, the Fund has produced average yearly returns of 9.8% on an annualized basis.

Managing a mutual fund is a highly competitive business. There are the benchmark returns, such as the S&P 500, that a fund manager strives to beat. There are also the hundreds of competing funds that comprise a challenging universe of peer competition. One can “manage to an index” – start with the largest component of the index (Apple at about 3.9%) and its relative weighting to the index, and decide first, “all or none?” and secondly, “more or less?” By the time one works down to about the tenth place in line (Alphabet with both classes of stock representing a combined 2.8%), the die is just about cast in terms of relative performance. The top ten positions of the S&P 500 represent in total about 20% of the index. Six of the top ten are technology stocks.

The BFS Equity Fund does not take this approach. Rather, we tend to manage in a bottom-up fashion, attempting to identify the best value propositions we can assess in most economic sectors and purchasing a narrow selection of stocks to gain exposure to the opportunities within that sector. If we see headwinds in a particular sector, we may choose to have no exposure at all. For instance, the utilities sector is highly correlated to interest rates. Given our view of an eventual normalization of interest rates (i.e., rates moving higher over time), we have chosen to eschew the sector altogether. Sectors like the S&P 500 Industrials include a wide array of potentially unrelated manufacturers, from farm equipment makers like John Deere, to jet engine makers like United Technologies; at the same time, it includes Nielsen Holdings, which provides statistical analysis of sales of consumer packaged goods and media viewership. So, while we may overweight a sector like the S&P 500 Industrials, the reality is a drilldown to individual companies we see as leaders in their diverse individual categories.

Many mutual funds carry a hundred or more positions. After all, the S&P 500 benchmark is 500 companies. The Dow Jones Industrial Average is a mere 30 names, however, and over time these two indices are highly correlated. We prefer the closer to thirty name approach. We also tend to target an average position weighting of about 3%, regardless

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of the weighting in the benchmark. Our mutual fund charter also restricts us to a maximum single stock position of 5%, so we will always have a minimum of 20 names. We will gravitate a little higher or lower than the 3% target based on our confidence in the name or how we view current valuation of the stock relative to our assessment of intrinsic value. Ironically, Apple over the past six months was the poster child of the challenge between absolute and relative returns, with an attractive absolute return of 13.4% (and better than the S&P 500), but our less than 3.9% market weighting meant our Apple holding was a detractor to relative return. As we have stated in previous letters, a portfolio of thirty or so names retains investment focus, yet the diversity of the portfolio extends into all of the market sectors we see as currently attractive. The importance of maintaining a focus on a relatively short list of holdings is to ensure we understand each of the companies we own and how those business models and stock valuations are sustainable under multiple economic and market conditions.

For this six-month period, we are pleased the BFS Equity Fund nosed ahead of the S&P 500 index, but we would encourage our investors to view the benchmarks more as an indicator of which way and how hard the market winds are blowing and not entirely as a win or lose proposition.

MARKET COMMENTARY

Virtually the entire post Trump election period has been a major tailwind for stocks, including the trailing six months of double-digit returns. We will not attempt to attribute how politics may have affected market returns. The bottom line is that real GDP accelerated from the 1-2% growth range to 3+%. Corporate earnings shifted from negative year over year comparisons to double-digit gains. This has been the key driver to stock market gains. The valuation of the market has remained on the high side of the long-term mean with a forward P/E multiple in the high teens, but has not reached the excessive levels of the mid-twenty multiple we witnessed near the market top in the late 1990s amidst the Y2K euphoria. Other measures of valuation, including the Shiller CAPE and total market cap to GDP reflect valuation well above the 90th percentile. Valuation must be put in the context of what other asset classes currently offer. The continued exceptionally low level of prevailing interest rates provides little incentive from both short- and long-term fixed income instruments. While stock valuations are high relative to history, bond valuations are even higher. The earnings yield for the S&P 500 (the inverse of the P/E of about 18, or about 5.5%) still looks more attractive than the benchmark ten-year U.S. Treasury yielding about 2.4% (or a P/E multiple of about 41).

So what do we have to worry about? Well, plenty! 2017 has been the least volatile year in decades. The market has not experienced a drawdown of over 3.3% all year. Recall that

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the average drawdown in any given year is closer to 14%. In fact, with December closing with a positive return, 2017 was the first “perfect” year in the history of the S&P 500 – 12 consecutive months of gains.

What has happened in the year following prior low volatility years? No surprise – a return to volatility. With 2017 market gains in the neighborhood of 20%, there was little incentive to take taxable gains in the final few weeks of the year. The New Year very well may open the doors to a round of overdue profit-taking. While a correction of 10% or more may feel like the start of something much worse, a midcourse correction would be very much in keeping with historical market behavior. Is it worth attempting to “time” this correction? Probably not. One has to be right twice – get out before the correction and get back in after the pullback. This has generally been a losing game, so we intend to remain invested. If we believe the prospects for any given holding should be higher with a three- to five-year outlook, then we are content to ride through the regular rough patches that will surely be encountered.

A bear market, with a drawdown of 30% or more, is a different animal altogether. We remain alert for the bear, but we are not seeing the typical red flags that have been prevalent preceding prior recession-related bear markets. The yield curve remains positive in slope. There has been no commodity price spike. The Fed remains accommodative. Quality spreads in the bond market remain near record lows. The leading economic indicators point to continued growth ahead. The health of the U.S. economy is not in isolation. Both global economies and stock markets have been in a synchronous rise, along with highly accommodative central bank policies. Energy remains relatively cheap. Investor confidence is high. Tax reform is on the way and fiscal stimulus may not be far behind.

BUT, the market is a forward-looking beast, and changes on the margin are guideposts for the market to follow. The yield curve has flattened. Some industrial metals, like copper, have showed recent strength along with generally higher oil prices. Historically low-quality spreads have only one direction to go with any signs of economic stress. The Fed has implemented four rate hikes in the Fed Funds rate since December 2016, with a forecast of three more in 2018. Tax cuts have stimulated GDP growth in the past, but might a tax cut amidst an unemployment rate of 4% lead to a rekindling of inflation versus accelerated growth? The wind has been at the market’s back, but those tailwinds are diminishing.

INVESTMENT STRATEGY

Risk has been handsomely rewarded for almost nine years. Both the magnitude and duration of this bull cycle are pushing the upper bounds of historical data. As the

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tailwinds seem to be diminishing on the margin, we have taken a number of initiatives to dial down the risk in the BFSAX portfolio. There were the Four Horsemen of the 1990s tech run (Cisco, Microsoft, Intel, Oracle and the like). Market gains of the last couple of years have been driven by the much-loved FAANGs (Facebook, Apple, Amazon, Netflix, Google). While only Amazon is stretched to the triple-digit P/E multiples sported by the tech darlings in the late 1990s, the rest of the FAANGs carry double-digit multiples more in keeping with their double-digit revenue growth. Expectations for these winners to keep winning are extremely high, however, so we have cashed in some of our profits and now carry generally below-market weightings.

House cleaning is an important part of managing the portfolio. When a company changes its stripes and no longer lives up to the investment thesis for which it was originally purchased, our discipline is to sell it, whether at a gain, at no profit, or at a loss. Spirit Realty, a real estate investment trust, which has seen a sharp fundamental deterioration of its largest tenant, Shopko, was sold at a loss. U.S. Bancorp, while generally recovering from the 2008 financial crisis along with other major banks, was sold at a modest profit in favor of a new purchase of Citigroup, which we see as having more leverage to the upside.

Some profit-taking in a number of winners including Caterpillar, Home Depot, ADP, and American Express provided funds to establish new positions in Apache, Costco, and Dolby Labs. Two stocks that were very disappointing performers during the six-month period were General Electric and Nielsen, both of which we chose to retain. GE continues a long and painful restructuring to its aviation, healthcare, and power roots. A fifty percent dividend cut may have been a final stab in the back to many longtime GE holders, but we believe new management has a clear mandate and is wasting no time in bringing GE back to respectable profitability. With GE down 40% in a year when the market gained 20%, it has likely been the number one tax loss sale candidate in every institutional and individual portfolio. As new CEO John Flannery’s refinements take hold throughout 2018, we believe new sponsorship will drive GE back to a core institutional and individual holding. In the new world of Amazon-driven transparent pricing of consumer goods, Nielsen’s “Buy” segment suffered a number of discretionary cutbacks by consumer package goods (CPG) companies. Nielsen’s “Watch” segment continues to broaden its markets beyond traditional at-home media, with mobility offering a vast new universe to measure where advertisers can reach the most eyeballs. Nielsen has been the undisputed leader in providing the statistical data essential to CPG and media companies alike and we believe Nielsen will maintain that unique leadership position.

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INVESTMENT COMMENTARY

While the risk-on trade has been the winning strategy of this market cycle, which started in 2009, the inflation trade has not. Inflation has languished in the 1-2% range over this entire cycle, below the Fed’s 2% target, but might not this be at the cusp of change? The output gap for the U.S. economy recently closed for the first time since 2007. That is to say, economic output in the third quarter of 2017 was above the Congressional Budget Office’s estimate of its maximum sustainable level. Driving below this theoretical speed limit is inherently deflationary. Exceeding the speed limit inevitably becomes inflationary. The balance sheet of our central bank has inflated over four fold through the past near decade of quantitative easing. This has created vast balances of bank reserves that might be considered economic dry powder. The velocity of money has declined coincidentally with this quantitative easing. With the Fed’s new policy of quantitative tapering, might that decline in velocity reverse as well, leading to a surge of money chasing a limited amount of goods? Might the tax cut and fiscal stimulus provide further inflationary fuel to a full employment economy? Inflation has been a cyclical beast and it just may be awakening. Discounting the threat of inflation will be a key criteria for the BFSAX portfolio going forward.

Technology

The technology sector was our heaviest weighted sector at 22.9%, but slightly lower than the S&P 500 Technology sector at 24.0%. Our Tech selections returned +18.1% over the past six months versus the S&P 500 Technology sector return of +15.2%. While Tech offers the brightest growth prospects among the S&P 500 sectors, we bear in mind that whenever any S&P 500 sector has exceeded 25%, it has been in for a subsequent sharp reversal. This has been true for energy in the 1980s, tech in the 1990s, and financials in the 2000s. Adobe +27.9%, Amphenol +22.0%, Microsoft +21.8%, and Cisco +20.4% were our top tech performers. Alphabet’s growth slowed during the period with a return of +5.0%.

Industrials

We described the industrial sector as one of the most diverse sectors in the S&P 500, although sensitivity to general GDP growth seems to be a common factor. Our weighting of 16.1% remains well above the S&P 500 Industrials at 10.1%. Our performance of 6.8% over the past six months lagged the S&P 500 return of 10.0%. We mentioned both GE -32.0% and Nielsen -2.8% as our two largest disappointments in the portfolio and they were certainly the two largest factors in our sector underperformance. Long-time holdings Caterpillar and Deere continued a string of above-average performance with CAT leading the sector, gaining +35.7%, and Deere not too far behind, gaining +23.6%.

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Also on the plus side, Fortive, the industrial spinoff from Danaher, turned in a +19.8% return, and performing well with the entire defense sector, Raytheon contributed a +17.6% return.

Healthcare

Closely following technology and industrials, healthcare was our next largest sector at 15.7% of the portfolio versus an S&P 500 sector weight of 14.1%. As we look across each sector of the S&P 500, both tech and healthcare offer the best prospects for better than GDP growth. Our healthcare returns over the past six months outpaced the S&P 500 sector return, with a +15.1% return for the Fund versus +10.8% for the S&P 500. After a disappointing year in 2016, Abbott rose to the top of the sector with a +24.7% return. IQVIA +18% and Zoetis +16.4% also contributed to our sector’s outperformance. Strength was broad across the healthcare sector with every holding producing double-digit gains.

Consumer Discretionary

Fourth largest in sector weighting was the consumer discretionary sector. Our 10.9% weighting was very close to the S&P 500 sector weighting of 12.1%. As the sector title implies, companies depending on discretionary consumer spending are also beneficiaries of a stronger economy. The Fund outpaced the S&P 500 sector performance with a return of +8.2% versus +6.9%. Bricks and mortar retailer Home Depot eked out a win over web-based Amazon, returning +18.4% over Amazon’s +18.3%. Nike, which faced a resurgence from competitor Adidas, still managed a very positive contribution of +14.8%. Two of America’s best known brands, Starbucks and Disney, both declined in value over the six months, with Starbucks down -8.2% and Disney down -2.2%. Despite these minor setbacks we continue to believe in both brands and expect improved performance in coming quarters.

Financials

Financials ranked fifth largest among our sector weightings in the Fund, weighing in at +14.0%, slightly lower than the 14.8% weighting for the S&P 500. Financials were the top-performing sector for the S&P 500 at +19.3%. The Fund’s financial holdings returned +16.3%. J.P. Morgan was our top performer, gaining +28.7%, followed closely by American Express, up +28.0%. Chubb faced catastrophic losses from both the hurricane season as well as the California fires, but still managed to gain +7.3%. The market has often viewed a spike in losses as the potential for higher premiums down the road. U.S. Bancorp and Citigroup, both of which were held for less than the full six-month period, provided single-digit returns of +9.6% and +2.8%, respectively.

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Energy

Energy has been an out of favor sector as the productivity miracle of shale drilling has kept oil and gas prices at very modest levels. The acceleration of GDP growth both domestic and global, however, should ramp up demand and ultimately prices. We overweighted the sector at 7.6% versus the S&P 500 weighting of 5.8%. Our sector return of +8.0% slightly outpaced the S&P 500 sector return of +7.8%. We have maintained our position in Exxon Mobil as a core energy sector holding. Exxon Mobil contributed a modest +5.4% return. Similarly, we have long held Schlumberger as the leading oil field services company, though lack of capital spending by many energy producers pressured Schlumberger’s revenues and the stock declined by -9%. Our best energy stock, Cabot Oil & Gas, snapped back very nicely during the period, returning +31.0%.

Consumer Staples

We have long admired the defensive characteristics of the consumer staples sector, but consumer spending continues to be extremely price-sensitive. With revenue growth for the sector diminishing and margin expansion becoming more challenging, we are currently underweight the sector at 7.0% versus the S&P 500 weighting of 8.1%. Our sector performance of +4.1% beat the S&P 500 performance of +0.5%. Pepsi eked out a small gain of +1.1%, while Mondelez declined by -6.9%. Our opportunity to drive performance came from Amazon’s announcement of the purchase of Whole Foods Market. Virtually the entire grocery industry suffered a sharp blow as fears of Amazon crushing pricing sent stock prices plummeting. Costco was among the decliners, but we have long viewed Costco as having unique competitive advantages to other retailers. We saw the industry selloff as a great buying opportunity and enjoyed a +16% bounce from our entry point.

Materials, Telecommunication Services, REITs and Utilities

The Fund had only two holdings across all of these sectors, both in materials. Mosaic, a fertilizer manufacturer, contributed +8.1% to our Materials sector return. Ecolab, which we think of more as a services company, also contributed a positive return of +2.9%. Our +6.2% return in materials lagged the S&P 500 return of +13.3%. Our exposure to the sector was 4.7% versus the small S&P 500 exposure of 3%. Utilities at a 3.1% weighting, Real Estate at 2.9%, and Telecommunications at 2.0% are the three smallest sectors of the S&P 500. Our call on eventual higher interest rates kept us out of these sectors altogether. To our surprise, respective returns of +6.9%, +6.7%, and +1.5% were better than we would have expected, but were all below the +10.9% return for the S&P 500 as a whole.

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CLOSING COMMENTS

Complacent is how we would describe the current state of the market. The VIX index, a measure of volatility in the market, is now trading in line with all-time lows. This is disconcerting because on the margin, lofty expectations by investors that go unfulfilled are often met by a run for the exits. The market also faces the unknown consequences of quantitative tapering, of economic output exceeding its theoretical maximum, and of further monetary and fiscal fuels fed to a full employment economy. Our assessment of new stock ideas for the Fund includes consideration as much for what can go wrong as for what can go right. Our view toward the market currently leans more toward cautious than complacent. Similar to online shopping, we are currently busier selecting new ideas for our shopping cart than actually buying. We will need to see some on sale pricing, however, before recommitting to higher growth segments of the market.

We, at Bradley, Foster & Sargent, Inc., look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital under our care.

Timothy Foster	Keith LaRose	Thomas Sargent
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from net investment income and net realized capital gains (the net profits earned upon the sale of securities that have grown in value), less the losses for the sale of securities that decreased in value and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During periods of reimbursement the Fund’s total return will be greater than it would be had the reimbursement not occurred. How the Fund did in the past is no guarantee of how it will do in the future.

Average Annual Total Returns

For the periods ended November 30, 2017	Past 1 year	Past 4 years
BFS Equity Fund	22.25%	9.37%

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Growth of $10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in BFS Equity Fund, on November 8, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) held through November 30, 2017. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

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BFS Equity Fund

SEMI-ANNUAL PERFORMANCE REVIEW

(UNAUDITED)

The Fund performed ahead of the S&P 500 for the six-month period ended November 30, 2017, returning +11.2% versus +10.9% for the S&P 500. The Dow Jones Industrial Average surpassed the S&P 500 Index and the Fund with a +17.0% total return.

Key Detractors from Relative Results

1.	Having exposure to top performing high growth names in the technology sector helped the Fund’s performance, but owning less than market weights of large cap growth stocks, like Apple, was a key detraction from relative returns.
2.	The Fund’s large overweighting in industrials (16.1% vs. 10.1% for the S&P 500), accompanied by a lower sector return of +6.8% versus +10.0%, hurt relative returns.
3.	Within the industrial sector, General Electric alone provided a significant single position loss in an otherwise robust market, costing the Fund approximately 1.0% of relative performance.

Key Contributors to Relative Results

1.	Two stocks provided returns in excess of 30% returns: Caterpillar (+35.7%) and Cabot (+31%).
2.	Eight more stocks exceeded 20%, including Cisco, Microsoft, Adobe, Amphenol, Deere, Abbott, J.P. Morgan, and American Express.
3.	Both overweighting as well as stock selection within the healthcare sector led to the Fund sector return of +15.1% versus the S&P 500 sector return of +10.8%. Abbott, IQVIA, and Zoetis were the top-performing healthcare holdings.

November 30, 2017

FUND INFORMATION

ASSET ALLOCATION

(as a percentage of total investments)

TEN LARGEST HOLDINGS (%)	FUND
Chubb	3.6
Raytheon	3.5
Danaher	3.5
Costco	3.4
Cisco Systems	3.2
Thermo Fisher Scientific	3.2
Citigroup	3.0
JP Morgan Chase	3.0
Zoetis	2.9
Microsoft	2.8

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Information Technology	22.9	24.0
Industrial	16.1	10.1
Healthcare	15.7	14.1
Financials	14.0	14.8
Consumer Discretionary	10.9	12.1
Energy	7.6	5.8
Consumer Staples	7.0	8.1
Materials	4.7	3.0
Cash Equivalents	1.1	0.0
Utilities	0.0	3.1
Telecommunication Services	0.0	2.0
Real Estate	0.0	2.9

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BFS Equity Fund

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2017)

	Six Months	One Year	Three Year	Since Inception (November 8, 2013)
BFS Equity Fund	11.22%	22.25%	9.13%	9.82%
S&P 500® Index(b)	10.89%	22.87%	10.91%	12.76%
Dow Jones Industrial Average®(c)	16.95%	30.02%	13.68%	14.03%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2017, were 1.75% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until September 30, 2018, so that total annual fund operating expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Trust, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

13

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

14

BFS Equity Fund

Schedule of Investments (Unaudited)

November 30, 2017

Shares		Fair Value
COMMON STOCKS — 98.94%

	Aerospace & Defense — 5.95%
5,500	Raytheon Co.	$1,051,325
6,000	United Technologies Corp.	728,700

		1,780,025

	Banks — 7.85%
12,000	Citigroup, Inc.	906,000
8,500	JPMorgan Chase & Co.	888,420
10,000	U.S. Bancorp	551,500

		2,345,920

	Beverages — 1.56%
4,000	PepsiCo, Inc.	466,080

	Chemicals — 4.71%
5,000	Ecolab, Inc.	679,600
30,000	Mosaic Co./The	728,700

		1,408,300

	Communications Equipment — 3.24%
26,000	Cisco Systems, Inc.	969,800

	Consumer Finance — 2.61%
8,000	American Express Co.	781,680

	Electronic Equipment, Instruments & Components — 5.01%
9,000	Amphenol Corp. — Class A	815,310
11,000	Dolby Laboratories, Inc. — Class A	683,980

		1,499,290

	Energy Equipment & Services — 1.68%
8,000	Schlumberger Ltd.	502,800

	Food & Staples Retailing — 3.39%
5,500	Costco Wholesale Corp.	1,014,365

	Food Products — 2.01%
14,000	Mondelez International, Inc. — Class A	601,160

	Health Care Equipment & Supplies — 1.89%
10,000	Abbott Laboratories	563,700

	Hotels, Restaurants & Leisure — 2.71%
14,000	Starbucks Corp.	809,480

	Industrial Conglomerates — 5.61%
11,000	Danaher Corp.	1,037,960
35,000	General Electric Co.	640,150

		1,678,110

	Insurance — 3.56%
7,000	Chubb Ltd.	1,064,770

	Internet & Catalog Retail — 2.36%
600	Amazon.com, Inc. *	706,050

See accompanying notes which are an integral part of these financial statements.

15

BFS Equity Fund

Schedule of Investments (Unaudited) (continued)

November 30, 2017

Shares		Fair Value
COMMON STOCKS — (continued)

	Internet Software & Services — 4.50%
700	Alphabet, Inc. — Class A *	$725,319
3,500	Facebook, Inc. — Class A *	620,130

		1,345,449

	IT Services — 2.30%
6,000	Automatic Data Processing, Inc.	686,760

	Life Sciences Tools & Services — 5.61%
7,000	IQVIA Holdings, Inc. *	714,070
5,000	Thermo Fisher Scientific, Inc.	963,800

		1,677,870

	Machinery — 5.90%
3,500	Caterpillar, Inc.	494,025
3,500	Deere & Co.	524,510
10,000	Fortive Corp.	746,500

		1,765,035

	Media — 1.75%
5,000	Walt Disney Co./The	524,100

	Oil, Gas & Consumable Fuels — 5.91%
15,000	Apache Corp.	627,450
25,000	Cabot Oil & Gas Corp.	723,750
5,000	Exxon Mobil Corp.	416,450

		1,767,650

	Pharmaceuticals — 4.76%
4,000	Johnson & Johnson	557,320
12,000	Zoetis, Inc.	867,480

		1,424,800

	Professional Services — 2.09%
17,000	Nielsen Holdings PLC	624,240

	Software — 5.55%
4,500	Adobe Systems, Inc. *	816,615
10,000	Microsoft Corp.	841,700

		1,658,315

	Specialty Retail — 2.11%
3,500	Home Depot, Inc./The	629,370

	Technology Hardware, Storage & Peripherals — 2.30%
4,000	Apple, Inc.	687,400

	Textiles, Apparel & Luxury Goods — 2.02%
10,000	NIKE, Inc. — Class B	604,200

	Total Common Stocks (Cost $21,815,972)	29,586,719

See accompanying notes which are an integral part of these financial statements.

16

BFS Equity Fund

Schedule of Investments (Unaudited) (continued)

November 30, 2017

Shares		Fair Value

MONEY MARKET FUNDS — 1.59%
475,291	Fidelity Investments Money Market Government Portfolio — Institutional Class, 1.01% (a)	$475,291

	Total Money Market Funds (Cost $475,291)	475,291

	Total Investments – 100.53% (Cost $22,291,263)	30,062,010

	Liabilities in Excess of Other Assets – (0.53)%	(157,765)

	NET ASSETS – 100.00%	$29,904,245

(a)	Rate disclosed is the seven day effective yield as of November 30, 2017.
*	Non-income producing security.

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

17

BFS Equity Fund

Statement of Assets and Liabilities (Unaudited)

November 30, 2017

Assets
Investments in securities at fair value (cost $22,291,263)	$30,062,010
Receivable for investments sold	76,064
Dividends receivable	37,086
Prepaid expenses	22,526
Total Assets	30,197,686
Liabilities
Payable for fund shares redeemed	36,000
Payable for investments purchased	219,277
Payable to Adviser	8,239
Payable to Administrator	6,821
Distribution fees accrued	12,048
Other accrued expenses	11,056
Total Liabilities	293,441
Net Assets	$29,904,245
Net Assets consist of:
Paid-in capital	$21,942,186
Accumulated undistributed net investment income	71,112
Accumulated undistributed net realized gain from investments	120,200
Net unrealized appreciation on investments	7,770,747
Net Assets	$29,904,245
Shares outstanding (unlimited number of shares authorized, no par value)	2,067,047
Net asset value, offering and redemption price per share	$14.47

18

See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund

Statement of Operations (Unaudited)

For the six months ended November 30, 2017

Investment Income
Dividend income	$218,452
Total investment income	218,452
Expenses
Investment Adviser	104,575
Distribution (12b-1 )	34,858
Administration	17,524
Fund accounting	12,516
Registration	11,452
Transfer agent	8,995
Audit and tax preparation	8,561
Legal	8,291
Printing	6,738
Trustee	2,932
Custodian	2,109
Miscellaneous	15,087
Total expenses	233,638
Fees waived by Adviser	(59,261)
Net operating expenses	174,377
Net investment income	44,075
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment transactions	387,954
Net change in unrealized appreciation on investments	2,571,548
Net realized and change in unrealized gain on investments	2,959,502
Net increase in net assets resulting from operations	$3,003,577

19

See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund

Statements of Changes in Net Assets

Increase in Net Assets due to:	For the Six Months Ended November 30, 2017 (Unaudited)	For the Year Ended May 31, 2017
Operations
Net investment income	$44,075	$87,410
Net realized gain on investment transactions	387,954	545,073
Net change in unrealized appreciation on investments	2,571,548	2,527,048
Net increase in net assets resulting from operations	3,003,577	3,159,531
Distributions
From net investment income	–	(113,393)
Total distributions	–	(113,393)
Capital Transactions
Proceeds from shares sold	1,199,950	1,862,217
Reinvestment of distributions	–	101,818
Amount paid for shares redeemed	(1,484,432)	(1,709,170)
Net increase (decrease) in net assets resulting from capital transactions	(284,482)	254,865
Total Increase in Net Assets	2,719,095	3,301,003
Net Assets
Beginning of period	27,185,150	23,884,147
End of period	$29,904,245	$27,185,150
Accumulated undistributed net investment income included in net assets at end of period	$71,112	$27,037
Share Transactions
Shares sold	88,304	153,183
Shares issued in reinvestment of distributions	–	8,443
Shares redeemed	(110,138)	(140,838)
Net increase (decrease) in shares outstanding	(21,834)	20,788

20

See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2017 (Unaudited)		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$13.01		$11.55	$11.69	$10.73	$10.00

Income from investment operations:

Net investment income	0.02		0.04	0.04	0.02	0.04

Net realized and unrealized gain/(loss) on investments	1.44		1.47	(0.15)	0.97	0.70

Total from investment operations	1.46		1.51	(0.11)	0.99	0.74

Less distributions to shareholders from:

Net investment income	–		(0.05)	(0.03)	(0.03)	(0.01)

Total distributions	–		(0.05)	(0.03)	(0.03)	(0.01)

Net asset value, end of period	$14.47		$13.01	$11.55	$11.69	$10.73

Total Return(b)	11.22	%(c)	13.15%	(0.91)%	9.27%	7.36	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$29,904		$27,185	$23,884	$20,167	$12,745
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.67	%(d)	1.75%	1.86%	2.26%	3.93	%(d)
Ratio of net investment income to average net assets	0.32	%(d)	0.35%	0.43%	0.30%	0.68	%(d)
Portfolio turnover rate	11.11	%(c)	47.82%	49.38%	51.17%	46.50	%(c)

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any.
(c)	Not annualized
(d)	Annualized

21

See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund

Notes to the Financial Statements (Unaudited)

November 30, 2017

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of, and during the six months ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations as incurred. During the six months ended November 30, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or

22

BFS Equity Fund

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2017

losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

23

BFS Equity Fund

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2017

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at net asset value (“NAV”). These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$29,586,719	$–	$–	$29,586,719
Money Market Funds	475,291	–	–	475,291
Total	$30,062,010	$–	$–	$30,062,010

(a)	Refer to Schedule of Investments for industry classifications.

24

BFS Equity Fund

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2017

The Fund did not hold any investments at the end of the reporting period for which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels as of November 30, 2017 based on input levels assigned at May 31, 2017.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2017, the Adviser earned a fee of $104,575 from the Fund before the waivers described below. At November 30, 2017, the Fund owed the Adviser $8,239.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses until September 30, 2018, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.00%.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2018. The expense cap may not be terminated prior to this date except by the Board. For the six months ended November 30, 2017, the Adviser waived fees of $59,261. As of November 30, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $391,309, pursuant to the aforementioned conditions, no later than November 30, 2020.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration and compliance, fund accounting, and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2017, the Administrator earned fees of $17,524 for administration services, $12,516 for fund accounting services and $8,995 for transfer agent services. At November 30, 2017, the Fund owed the Administrator $6,821 for such services.

25

BFS Equity Fund

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2017

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2017, 12b-1 fees incurred by the Fund were $34,858. The Fund owed $12,048 for 12b-1 fees as of November 30, 2017.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2017, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	Sales
$4,126,358	$2,988,504

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2017.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the 1940 Act. At November 30, 2017, Charles Schwab & Co., Inc. (“Schwab”) owned, as record shareholder, 52% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2017, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Unrealized Appreciation	$8,260,544
Gross Unrealized Depreciation	(508,337)
Net Unrealized Appreciation on Investments	$7,752,207

26

BFS Equity Fund

Notes to the Financial Statements (Unaudited) (continued)

November 30, 2017

At November 30, 2017, the aggregate cost of securities for federal income tax purposes was $22,309,803.

At May 31, 2017, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$27,037
Accumulated capital and other losses	(249,214)
Unrealized appreciation	5,180,659
Total	$4,958,482

The difference between book and tax basis appreciation was attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal year ended May 31, 2017 was as follows:

2017
Distributions paid from:
Ordinary Income	$113,393

As of May 31, 2017, the Fund had available for federal tax purposes unused short-term capital loss carryforwards of $249,214 with no expiration, which are available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

During the fiscal year ended May 31, 2017, the Fund utilized $182,694 of its capital loss carryforward.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financials were issued. Management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

27

BFS Equity Fund

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and held for the six month period from June 1, 2017 to November 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 01, 2017	Ending Account Value November 30, 2017	Expenses Paid During the Period(a)
Actual	$1,000.00	$1,112.20	$6.62
Hypothetical(b)	$1,000.00	$1,018.80	$6.33

(a)	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365.
(b)	Assumes a 5% return before expenses.

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BFS Equity Fund

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on June 8, 2017, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between Valued Advisers Trust (the “Trust”) and Bradley, Foster & Sargent, Inc. (“BFS”) with respect to the BFS Equity Fund (the “Fund”). BFS provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to BFS. In assessing the factors and reaching its decision, the Board took into consideration information furnished by BFS and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Fund and its shareholders by BFS; (ii) quarterly assessments of the investment performance of the Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and BFS; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of BFS; and (vii) a memorandum from trust counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about BFS, including its financial information; a description of its personnel and the services it provides to the Fund; information on BFS’ investment advice and performance; summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (c) the benefits to be realized by BFS from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration of the Agreement, and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by BFS. In this regard, the Board considered BFS’s responsibilities under the BFS Agreement. The Trustees considered the services being provided by BFS to the BFS Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment

29

objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the Fund to maintain its goals, and BFS’s continued cooperation with the Independent Trustees and Counsel for the Fund. The Trustees considered BFS’s personnel, including their education and experience. After considering the foregoing information and further information in the meeting materials provided by BFS, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and BFS. In this regard, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the Fund with its investment objectives, strategies, and limitations. The Trustees noted that the Fund had underperformed as compared to its benchmark for the three year and since inception periods, but was performing close to the benchmark for the first quarter of 2017. They also noted that the Fund had underperformed as compared to its Morningstar category for the 1 year, 3 year and since inception periods ending March 31, 2017. The Board reviewed the performance of BFS in managing a composite with investment strategies similar to that of the Fund and observed that the Fund’s performance was above the composite for the year-to-date period ended March 31, 2017, but was below the composite for the calendar year 2016. The Trustees took into consideration discussions with a representative of BFS regarding the reasons for the performance of the Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and BFS was satisfactory.

3.

The costs of the services to be provided and profits to be realized by BFS from the relationship with the Fund. In this regard, the Trustees considered: (1) BFS’s financial condition; (2) the asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the Fund, noting that BFS is currently waiving most of its management fee and reimbursing a portion of the Fund’s expenses. The Trustees also considered potential benefits for BFS in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the Fund’s management fee was above the average and median management fees of peers in its category. The Trustees also noted that the Fund’s net expense ratio was slightly above, but relatively comparable to that of the average and median of peers in its category,

30

because of BFS’s contractual commitment to limit the expenses of the Fund. Based on the foregoing, the Board concluded that the fees to be paid to BFS by the Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders experienced benefits from the Fund’s expense limitation arrangement. The Trustees noted that once the Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the Fund’s arrangements with other service providers to the Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of BFS at the inception of the Fund to ensure that a cost structure was in place that was beneficial for the Fund as it grew. In light of its ongoing consideration of the Fund’s asset and fees levels and expectations for growth, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5.	Possible conflicts of interest and benefits to BFS. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS may utilize soft dollars and the Trustees noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the Agreement between the Trust and BFS.

31

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and account transactions

◾  account transactions, transaction or loss history and purchase history

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-575-2430

32

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾  open an account or deposit money

◾  buy securities from us or sell securities to us

◾  make deposits or withdrawals from your account or provide account information

◾  give us your account information

◾  make a wire transfer

◾  tell us who receives the money

◾  tell us where to send the money

◾  show your government-issued ID

◾  show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes — information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾  Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾  Valued Advisers Trust doesn’t jointly market financial products or services to you.

33

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies is available without charge upon request by (1) calling the Fund at (855) 575-2430 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Carol J. Highsmith, Vice President and Secretary

Brandon R. Kipp, Chief Compliance Officer

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Bradley, Foster & Sargent, Inc.

185 Asylum Street, City Place II

Hartford, CT 06103

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Ste. 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC, the adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”), focuses on investing in undiscovered, boutique investment strategies not readily available to the everyday investor. Our mutual fund gives investors access to investment strategies through a mutual fund format that provides daily liquidity, low initial investment minimums, more portfolio transparency, lower fees, and access to what we believe are some of the best investment and hedge fund managers in the business.

The characteristics that we look for in a manager include the following:

➢	Track Record: a long-term proven track record

➢	Capacity Constrained: managers willing to close to new investors before they get too big

➢	Skin in the Game: managers that have a significant amount of their own money in the strategy

➢	Undiscovered: managers not readily available to everyday investors

Prospector Partners, LLC (“Prospector”), based in Guilford, CT, is the sub-adviser of the Fund. Prospector has a long/short hedge fund track record that spans 20 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both individual company long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, no leverage in the long book, and a targeted net exposure range of 60%-80%, the Fund strives to preserve capital while consistently delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Long/Short Equity Due Diligence – No Easy Task

Unfortunately for investors, the long/short category, as defined by Morningstar, has one of the most diverse set of strategies and consequently returns among the underlying funds. As advisers and analysts, this creates ample opportunity to add value for your clients’ portfolios. The use of any sort of quantitative risk and performance ranking may be misleading as you are not comparing apples to apples but in our opinion, it is more like fruits to vegetables. As a simple example, in the same Morningstar long/short category, you have a domestic manager with close to zero percent net exposure and an emerging market only manager with >70% exposure…yet they are being compared and ranked next to each other.

Why does this matter? Because the volatility of any ranking scheme would be higher than expected and highly dependent on the market environment. Essentially, there is a higher likelihood that those firms ranked the highest, thus encouraging buyers, would be ranked the highest at precisely the wrong time to be buying. The long short category is a category that requires much deeper analysis than a simple rear-looking cursory, quantitative review. So how should one go about it?

Given the challenges of rearward-looking performance comparisons, one must have a qualitative assessment process to narrow down the universe to those funds believed to be are structured correctly to achieve the desired goals.

Defining and Recategorizing the Universe

Morningstar defines the long/short equity universe as follows:

Long-short portfolios:

1.	Hold sizable stakes in both long and short positions in equities and related derivatives.

2.	Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research.

3.	Some funds may simply hedge long stock positions through exchange-traded funds or derivatives.

4.	At least 75% of the assets are in equity securities or derivatives.

We have found that this definition can be violated by some strategies (i.e. not all funds short, etc.) and even for all the funds which meet these criteria, there is too much latitude for homogenous comparison. Further still, delineation of the universe is needed. At Long Short Advisors, we have further categorized the universe based on factors including but not limited to the following:

1.	Whether or not shorting is used versus the use of cash or bonds for tactical allocation

2.	Whether or not individual stocks are used for shorting (rather than ETFs, options, etc.)

3.	Whether or not net exposure maintains a targeted range or is more dynamic

4.	Geography (domestic, international, global, country specific)

5.	Market capitalization of stocks in portfolios

6.	Actual use of leverage on the long side (greater than 100%)

7.	Use of derivatives (i.e. futures, options, etc.)

8.	Quantitative vs. fundamental

According to Morningstar, as of November 30, 2017, there are approximately 300 long/short funds, but this includes multiple share classes of the same fund. Once we whittle this list down to unique funds, the universe shrinks by about half. One should use the “long/short” terminology lightly because not all funds short (as hard as it is to believe). Many funds that do short do not do it consistently, and those that do short consistently do it through not necessarily directly comparable means (i.e. individual company shorts, ETFs, options or otherwise). There are “core” strategies and “satellite” strategies. Investors should expect core strategies to more consistently deliver the returns of the asset class, making them more appropriate for a greater number of investors and at larger relative weightings. Satellite strategies, on the other hand, have the potential for significant outperformance or underperformance relative to the asset class, making them less predictable and less appropriate for all clients. You can of course use both, but you must be careful to know which you are selecting. Upon final due diligence, we at Long Short Advisors believe there are very few core long/short strategies represented in the universe and that satellites being mistaken for core is what leads many investors astray and ultimately to frustration.

What should investors review when selecting a core long/short strategy? (This is, in no way, an exhaustive list.)

Suggested Questions	Suggested Answer
1. Why does the manager short in the first place?	Alpha
2. What are they shorting, if they are shorting at all?	Individual Stocks
3. How long have they been shorting?	> 10 Years
4. Do they consistently short? Or are there sometimes no shorts?	Consistent
5. Is net exposure within a targeted range of say 50% to 80% or does it vary more widely?	Targeted Range
6. The number of periods when longs and shorts are both generating positive returns for the portfolio.	Higher the better
7. What is the spread between long company returns and short company returns? Long minus shorts should be greater than 0	> 0
8. Balance sheet: do they consistently keep their long book at >90% invested? Are they maximizing the use of their balance sheet?	Yes
9. Are they utilizing leverage?	No

At Long Short Advisors we have recategorized every single strategy in the universe and monitor each of them on an ongoing basis in what we believe to be a more appropriate fashion. For a more exact discussion on our research into the further categorization of the Morningstar Long/Short Universe please feel free to reach out to us at Long Short Advisors by calling 1-215-399-9409 for a personalized, online or in-person tour of our categorization methodology.

Discussion of Fund Performance and Positioning

Performance

The six- month period ended November 30, 2017 (the “Period”) was characterized by strong equity markets, low volatility, rising short term rates and a flattening of the yield curve. Overall, LSOFX returned 5.80% during the Period, while the HFRX Equity Hedge Index (“HFRX”) returned 5.84% and the S&P 500® Index (“S&P 500) returned 10.89%.

Sources: Long Short Advisors, Hedge Fund Research Inc., and Morningstar

Positioning

As a reminder from our commentary earlier in the year, we had begun to notice a difference in the “look and feel” of many private label products in major retailers, especially Wal-Mart. To our eyes, the private label products looked like more direct knock-offs of the branded products they compete with—often with packaging featuring similar visual cues. These updated private label offerings also appeared to be gaining shelf space. While this was an interesting observation, our thesis really took form when we observed many price cuts on branded products across retailers.

Retailers of all types face many well-known challenges in the shifting consumer landscape. Large format retailers, which are often the #1 customer of major consumer staples companies, face encroachment from both Amazon and the European hard discounters which have announced aggressive expansion plans in the U.S. and are known for executing private label effectively.

For example, recent statements from Wal-Mart suggest they believe they have significantly raised the quality of their own private-label offering, thus allowing them to use such products to build consumer loyalty and earn the higher percentage margins typically available in private label. In addition, retailers can deploy private label as a credible threat to their branded suppliers. The Amazon acquisition of Whole Foods represents an escalation in the ongoing price war in grocery driven by the Walmart/Amazon rivalry and the expansion of the European hard discounters Aldi and Lidl.

We continue to strongly favor companies that dominate their categories and thus will continue to enjoy pricing power. In general, we believe the losers will be those companies that compete in categories with already high private-label share, as they tend to have the least brand loyalty.

Thus, we have increased our position in Colgate during the third quarter. Though the battle over private-label offerings continue, we believe Colgate has considerable value at these levels, has underperformed its 5-year averages, and its business is not as susceptible because private label toothpaste has less than a 3% market share. In addition, Colgate is an excellent acquisition candidate.

After rallying sharply post-election into year-end 2016, the bank sector took a breather with the KBW Bank Sector ETF only slightly positive YTD through September, up 5% before rallying strongly in the 4th quarter to more catch up with general equity returns for the year. It is reasonable to ask whether bank sector valuations can continue to move higher and above current levels. Banks are largely valued off their expected ability to generate Return on Equity (ROE). As such the only way valuations can justifiably increase is if ROEs can move above their current levels. With that said, we have every reason to believe that ROEs can accelerate meaningfully from here along with valuations.

First, it is important to understand that ROE is largely determined by the amount of Net Interest Income (NII) that a bank can generate. With that said, banks are in a prime position to directly influence their NII growth. Banks typically grow their NII through organic loan growth, improving their loan/deposit ratio, and finally, by charging more.

Despite concerns over weak loan growth at the start of 2017, consensus loan growth estimates for the remainder of 2017 and 2018 remain bullish, a tailwind for NII growth. Additionally, banks have the ability to grow their loan/deposit ratio by redeploying maturing securities and excess capital into higher yielding loans (which leads to an increase in NII). The average loan/deposit ratio today stands well below the pre-crisis average of 98%, leaving room for growth. In addition to organic loan growth and an increase in the loan/deposit ratio, a rising rate environment would also be a strong tailwind for NII growth, but this factor is out of the hands of banks. If rates do rise over the intermediate term, competitive forces amongst banks will determine how much of that increase flows through to the bottom line.

Outside of NII, banks can also influence their ROE profiles by continuing to grow and enhance their non-interest income. Coming out of the Great Recession, banks found themselves in a low rate, highly regulated environment, which made it challenging to rely solely on NII to drive earnings growth. In response, many banks built out highly profitable and capital-light fee-based businesses such as wealth management, trust, and mortgage banking. As a result, non-interest income became a larger portion of total income. Consequently, many banks are positioned to further grow non-interest income while diversifying away from traditional banking activities.

Next, we are finally starting to witness a rollback in regulation which will enable banks to return more capital and reduce compliance spending. We have seen regulators and politicians take initial steps to provide greater capital flexibility and reduce regulatory oversight. The Fed gave the majority of banks a “green light” to return significantly more capital to shareholders in the wake of largely positive stress test results. As a result, banks are optimistic regarding their future ability to employ more capital, reduce compliance spending and return more capital to shareholders.

Finally, tax reform, and the possibility of an infrastructure spending bill and an improving economy coupled with a benign credit environment all represent additional tailwinds to ROE ratios. As for valuations, the price to tangible book value ratio of the bank sector stands well under the 360% ratio we experienced in 2006. When you look at core deposit premiums (the ratio of enterprise value less tangible equity divided by deposits), we are a far cry from the premiums we saw in 2006. Given that the ROE of the bank sector stands at a sizable discount today versus 15.0% in 2006, there is plenty of runway for ROE growth and higher valuations.

Outlook

After an eight-year post-financial crisis period of consistent underlying conditions for equity investing, things are shifting. Both the interest rate and regulatory cycles appear to have reached an inflection point. One thing that hasn’t changed is that the equity market continues to perform better than the underlying economy. The U.S. economy remains in a modest growth mode, although expectations are rising. Our economy’s performance remains a global leader, but the margin has shrunk relative to Europe and the rest of the world.

Energy prices are still low. This should stimulate consumer spending and confidence in the long run both here and for non-oil producing countries abroad. We continue to enjoy the competitive advantage of a long-term supply of abundant cheap natural gas. Importantly, the U.S. consumer will benefit from lower energy prices and less expensive imports.

Interest and mortgage rates continue near historically low levels, although they have moved off the lows and look poised to move higher still. Ultimately, higher rates will likely accompany better economic performance and some inflation, both of which are relative positives for equities compared to bonds. Much depends on the path and pace of interest rates’ return to normalcy.

Investment-grade corporations have solid balance sheets and are accumulating excess cash and capital. Importantly, they are also starting to spend on new capital projects, new employees, and new acquisitions. Meaningful corporate tax cuts and the inducement to repatriate cash, of which there is more than $3 trillion, is fueling optimism. High-yield financing remains abundant and relatively inexpensive. Profit margins sit near all-time high levels.

In our estimation equity valuations remain at extended levels, in the ninth decile on trailing operating earnings, providing a fertile ground for short opportunities. We feel we are in the later stages of a bull market, although nothing is certain. We are consequently at our lowest net exposure level at about 55%.

That being said, equities look most reasonable when comparing earnings yields to Treasury or even corporate bond yields. In any case, we believe the values inherent in your long equity portfolio should attract acquirers and other investors over time, and thus we are fully invested on the long side with nearly 100% long exposure. Altogether, we believe equities are a superior asset allocation alternative to bonds over the longer term, and with short opportunities abundant, we have plenty of opportunity to mitigate volatility as well.

Steadfast, we remain committed to our goal of making you money while protecting your wealth.

Sources: Long Short Advisors, Hedge Fund Research Inc., and Morningstar

ATTRIBUTION

Long Book

Top Positions

At November 30, 2017, the Fund contained 69 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to private market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 32% of the portfolio and included Aflac (AFL), Berkshire Hathaway (BRK.B), Brown & Brown (BRO), Hartford Financial (HIG), PNC Financial (PNC), Microsoft (MSFT), Mondelez (MDLZ), Nestle (NESN), T. Rowe Price (TROW), and US Bancorp (USB).

Contributors

The five stocks in the long book that contributed the largest returns during the Period, from largest to smallest were: T. Rowe Price (TROW), Berkshire Hathaway (BRK.B), PNC Financial (PNC), Microsoft (MSFT), and Primerica (PRI).

Detractors

Over the entire six-month Period, the five stocks in the long book that detracted from returns the most were, from largest to smallest: Circor (CIR), Merck (MRK), Patterson (PDCO), Mondelez (MDLZ), and GlaxoSmithKline (GSK).

Largest Purchases

The top purchases by dollar value in the long book for the Period were: White Mountains (WTM), Medtronic (MDT), Merck (MRK), Buffalo Wild Wings (BWLD), and Colgate (CL).

Largest Sales

The top sales by dollar value in the long book for the Period were: Automatic Data Processing (ADP), OneBeacon (OB), Diageo (DEO), Citigroup (CC), and Capital Bank Financial (CBF).

Short Book

Top Positions

The Fund’s short book at November 30, 2017, contained 36 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 16% of the portfolio.

Final Thoughts from Long Short Advisors

Given the low net exposure range of 55%-65%, we at Long Short Advisors believe Prospector, the Fund’s sub-adviser, has done well in delivering on their objective of positive returns with significantly less volatility than the S&P 500 equity market (while also outperforming the HFRX Equity Hedge Index). Having worked with the team at Prospector for nearly 15 years in various capacities, we are extremely encouraged by their focus on the opportunities they are seeing on both the long and short side of the portfolio. It is our feeling that there is no bad time to invest with Prospector in this core long/short strategy. However, we do also feel there can be great times. As we look ahead, we are encouraged by their positioning to capitalize on a return to volatility, normalized interest rates and a resurgence of value relative to growth. Thank you for your consideration and we look forward to working for you in 2018.

The views and opinions expressed in the Discussion of Fund Performance are those of the adviser and sub-adviser as of the end of the period. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but neither the adviser nor the sub-adviser makes any representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Fund’s performance is not intended to reflect the performance of the index, which is provided for comparison purposes only. The index is not available for direct investment.

Investment Results (Unaudited)

Average Annual Total Returns(a)
(For the periods ended November 30, 2017)

	Six Months	One Year	Three Year	Five Year	Since Inception (September 30, 2010)
LS Opportunity Fund	5.80%	11.53%	5.47%	7.99%	6.85%
S&P 500® Index(b)	10.89%	22.87%	10.91%	15.74%	14.87%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2017, were 3.34% of average daily net assets (2.88% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2018, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the date in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

Sector Exposure (11/30/2017)

(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	5.05%	-0.93%	5.98%	4.12%
Consumer Staples	8.98%	-8.92%	17.90%	0.06%
Energy	2.72%	0.00%	2.72%	2.72%
Financials	54.90%	-22.92%	77.82%	31.98%
Health Care	8.27%	0.00%	8.27%	8.27%
Industrials	5.22%	-2.76%	7.98%	2.46%
Information Technology	9.55%	0.00%	9.55%	9.55%
Materials	0.82%	0.00%	0.82%	0.82%
Real Estate	1.52%	0.00%	1.52%	1.52%
Money Market Securities	2.05%	0.00%	2.05%	2.05%
Unclassified	0.02%	0.00%	0.02%	0.02%

Total	99.10%	-35.53%	134.63%	63.57%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

LS Opportunity Fund

Schedule of Investments

November 30, 2017 (Unaudited)

Common Stocks — Long — Domestic — 82.60%	Shares	Fair Value
Consumer Discretionary — 5.05%
Buffalo Wild Wings, Inc.*	4,100	$639,395
Home Depot, Inc./The(a)	2,180	392,008
Hyatt Hotels Corp. – Class A(a)*	2,600	188,136
Lowe’s Cos., Inc.(a)	7,900	658,623

		1,878,162

Consumer Staples — 6.63%
Church & Dwight Co., Inc.(a)	12,100	569,789
Coca-Cola Co./The(a)	10,100	462,277
Colgate-Palmolive Co.(a)	8,800	637,560
Mondelez International, Inc. – Class A(a)	18,600	798,684

		2,468,310

Energy — 1.16%
Hess Corp.(a)	3,000	137,640
Noble Energy, Inc.(a)	11,200	294,560

		432,200

Financials — 47.73%
Aflac, Inc.(a)	9,400	823,816
Associated Banc-Corp.	9,400	239,700
Beneficial Bancorp, Inc.(a)	23,100	391,545
Berkshire Hathaway, Inc. – Class B(a)*	13,140	2,536,151
Brown & Brown, Inc.(a)	22,000	1,127,500
Capital Bank Financial Corp. – Class A	400	16,700
Central Pacific Financial Corp.(a)	10,100	325,220
Cincinnati Financial Corp.	3,100	231,663
Citigroup, Inc.(a)	7,600	573,800
Federated Investors, Inc. – Class B(a)	18,100	607,436
Hanover Insurance Group, Inc.(a)	4,100	441,160
Hartford Financial Services Group, Inc./The(a)	14,000	804,160
Invesco Ltd.(a)	15,000	542,550
KeyCorp(a)	38,800	736,424
Leucadia National Corp.(a)	25,400	668,274
Marsh & McLennan Cos., Inc.(a)	7,200	604,296
Oritani Financial Corp.(a)	14,800	255,300
PJT Partners, Inc. – Class A(a)	8,500	361,505
PNC Financial Services Group, Inc.(a)	12,050	1,693,748

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2017 (Unaudited)

Common Stocks — Long — Domestic — 82.60% – continued	Shares	Fair Value
Financials — 47.73% – continued
Primerica, Inc.(a)	5,900	$613,600
Progressive Corp./The(a)	12,600	670,068
Selective Insurance Group, Inc.(a)	5,900	361,080
T. Rowe Price Group, Inc.(a)	12,700	1,307,084
Torchmark Corp.(a)	6,500	577,525
U.S. Bancorp(a)	15,300	843,795
Unum Group	7,200	407,664

		17,761,764

Health Care — 5.74%
Abbott Laboratories(a)	7,400	417,138
Invacare Corp.(a)	8,800	154,440
Johnson & Johnson(a)	4,510	628,378
Merck & Co., Inc.	9,900	547,173
Patterson Companies, Inc.(a)	10,600	387,430

		2,134,559

Industrials — 5.22%
CIRCOR International, Inc.(a)	5,400	261,576
Eaton Corp. PLC(a)	6,600	513,348
General Dynamics Corp.(a)	2,610	540,688
Kirby Corp.(a)*	2,500	168,250
United Technologies Corp.(a)	3,770	457,867

		1,941,729

Information Technology — 9.55%
eBay, Inc.(a)	5,200	180,284
FLIR Systems, Inc.(a)	13,900	647,462
Microsoft Corp.(a)	14,300	1,203,631
Paychex, Inc.(a)	5,100	343,281
PayPal Holdings, Inc.(a)*	4,200	318,066
Science Applications International Corp.(a)	5,900	437,780
VeriSign, Inc.(a)*	1,980	227,898
Xilinx, Inc.(a)	2,800	194,628

		3,553,030

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2017 (Unaudited)

Common Stocks — Long — Domestic — 82.60% – continued	Shares	Fair Value
Real Estate — 1.52%
Camden Property Trust	1,900	$173,432
Cousins Properties, Inc.(a)	19,323	173,327
EastGroup Properties, Inc.	1,900	178,752
Four Corners Property Trust, Inc.(a)	1,598	41,708

		567,219

TOTAL COMMON STOCKS — LONG — DOMESTIC (Cost $24,176,233)		30,736,973

Common Stocks — Long — International — 14.43%
Consumer Staples — 2.35%
Nestle SA	10,200	875,146

Energy — 1.56%
Suncor Energy, Inc.(a)	16,700	580,492

Financials — 7.17%
Arch Capital Group Ltd.(a)*	7,100	672,299
Hiscox Ltd.	21,475	402,616
RenaissanceRe Holdings Ltd.(a)	4,950	656,617
Validus Holdings Ltd.(a)	11,400	560,652
White Mountains Insurance Group Ltd.	420	374,216

		2,666,400

Health Care — 2.53%
GlaxoSmithKline PLC ADR	8,000	280,480
Medtronic PLC	4,200	344,946
Roche Holding AG*	1,250	315,953

		941,379

Materials — 0.82%
Agnico Eagle Mines Ltd.(a)	7,000	305,970

TOTAL COMMON STOCKS — LONG — INTERNATIONAL (Cost $4,775,924)		5,369,387

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments – continued

November 30, 2017 (Unaudited)

Options Purchased — 0.02%	Contracts	Fair Value
BB&T Corp., Call @ $50, Expiring January 2018 (notional amount $182,854)	37	$5,550
Procter & Gamble Co./The, Put @ $85, Expiring January 2018 (notional amount $440,951)	49	2,352

TOTAL OPTIONS PURCHASED (Cost $25,774)		7,902

Money Market Securities — 2.05%	Shares
Invesco Short-Term Investments Trust Treasury Portfolio – Institutional Class, 0.98%(b)	764,229	764,229

TOTAL MONEY MARKET SECURITIES (Cost $764,229)		764,229

TOTAL INVESTMENTS — 99.10% (Cost $29,742,160)		36,878,491

Other Assets in Excess of Liabilities — 0.90%		333,880

NET ASSETS — 100.00%		$37,212,371

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30, 2017 was $24,790,184.
(b)	Rate disclosed is the seven day effective yield as of November 30, 2017.
*	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short

November 30, 2017 (Unaudited)

Common Stocks — Short — Domestic — (23.84)%	Shares	Fair Value
Consumer Discretionary — (0.93)%
Bloomin’ Brands, Inc.	(16,100)	$(345,667)

Consumer Staples — (8.92)%
Clorox Co./The	(2,470)	(344,046)
Constellation Brands, Inc. – Class A	(2,230)	(485,226)
Kellogg Co.	(4,000)	(264,640)
Kimberly-Clark Corp.	(3,630)	(434,729)
Molson Coors Brewing Co. – Class B	(5,700)	(445,170)
Procter & Gamble Co./The	(4,980)	(448,150)
Sysco Corp.	(8,300)	(479,159)
Wal-Mart Stores, Inc.	(4,300)	(418,089)

		(3,319,209)

Financials — (11.23)%
Affiliated Managers Group, Inc.	(2,090)	(415,220)
Alleghany Corp.*	(950)	(555,560)
Ameriprise Financial, Inc.	(3,880)	(633,332)
AmTrust Financial Services, Inc.	(10,500)	(101,220)
Community Bank System, Inc.	(5,400)	(299,052)
CVB Financial Corp.	(2,500)	(61,475)
Glacier Bancorp, Inc.	(4,400)	(176,220)
Great Western Bancorp, Inc.	(4,500)	(185,940)
Horace Mann Educators Corp.	(8,900)	(415,630)
Legg Mason, Inc.	(10,700)	(427,572)
Markel Corp.*	(335)	(370,812)
Prudential Financial, Inc.	(3,100)	(359,104)
Trustmark Corp.	(5,200)	(176,488)

		(4,177,625)

Industrials — (2.76)%
Briggs & Stratton Corp.	(7,700)	(191,730)
Lockheed Martin Corp.	(1,350)	(430,812)
PACCAR, Inc.	(2,300)	(161,759)
Union Pacific Corp.	(1,920)	(242,880)

		(1,027,181)

TOTAL COMMON STOCKS — SHORT — DOMESTIC (Proceeds Received $7,860,491)		(8,869,682)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short – continued

November 30, 2017 (Unaudited)

Common Stocks — Short — International — (11.69)%	Shares	Fair Value
Financials — (11.69)%
Canadian Imperial Bank of Commerce	(4,000)	$(367,040)
Chubb Ltd.	(3,698)	(562,503)
Comdirect Bank AG	(2,100)	(29,158)
Commonwealth Bank of Australia	(11,505)	(693,745)
Everest Re Group Ltd.	(2,190)	(480,924)
Intact Financial Corp.	(4,300)	(361,276)
QBE Insurance Group Ltd.	(11,600)	(93,521)
Westpac Banking Corp.	(14,193)	(339,078)
Willis Towers Watson PLC	(5,646)	(907,877)
XL Group Ltd.	(13,300)	(516,306)

TOTAL COMMON STOCKS — SHORT — INTERNATIONAL (Proceeds Received $3,854,248)		(4,351,428)

TOTAL SECURITIES SOLD SHORT — (35.53)% (Proceeds Received $11,714,739)		$(13,221,110)

*	Non-dividend expense producing security.

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Assets and Liabilities

November 30, 2017

(Unaudited)

Assets
Investments in securities at fair value (cost $29,742,160)	$36,878,491
Cash(a)	13,504,625
Receivable for fund shares sold	88,452
Dividends receivable	59,814
Tax reclaims receivable	8,063
Prepaid expenses	13,248

Total Assets	50,552,693

Liabilities
Investment securities sold short at fair value (proceeds $11,714,739)	13,221,110
Payable for fund shares redeemed	25,380
Payable to Adviser	41,092
Payable to Administrator	7,974
Dividend expense payable on short positions	29,885
Payable to trustees	248
Other accrued expenses	14,633

Total Liabilities	13,340,322

Net Assets	$37,212,371

Net Assets consist of:
Paid-in capital	$30,877,048
Accumulated net investment loss	(332,699)
Accumulated undistributed net realized gain from investments	1,037,845
Net unrealized appreciation on:
Investment securities and securities sold short	5,629,960
Foreign currency	217

Net Assets	$37,212,371

Shares outstanding (unlimited number of shares authorized, no par value)	2,616,176

Net asset value (“NAV”), offering and redemption price per share	$14.22

(a)	See Note 2 in the Notes to Financial Statements regarding restricted cash.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Operations

For the six months ended November 30, 2017

(Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $2,281)	$313,814
Interest income	47,195

Total investment income	361,009

Expenses
Investment Adviser	316,456
Dividend expense on securities sold short	176,269
Fund accounting	16,853
Administration	15,041
Short sale & interest expense	10,833
Audit and tax preparation	9,075
Transfer agent	9,024
Legal	8,825
Compliance services	6,017
Trustee	3,055
Miscellaneous	38,340

Total expenses	609,788
Fees waived by Adviser	(70,095)

Net operating expenses	539,693

Net investment loss	(178,684)

Net Realized and Change in Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	1,316,352
Securities sold short	(763,524)
Foreign currency	(548)
Change in unrealized appreciation/(depreciation) on:
Investment securities	2,004,844
Securities sold short	(338,076)
Foreign currency	(77)

Net realized and change in unrealized gain (loss) on investment securities, securities sold short, and foreign currency	2,218,971

Net increase in net assets resulting from operations	$2,040,287

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2017	For the Year Ended May 31, 2017
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(178,684)	$(289,413)
Net realized gain on investment transactions, securities sold short, written options and foreign currency	552,280	955,369
Net change in unrealized appreciation of investments, securities sold short and foreign currency	1,666,691	3,141,736

Net increase in net assets resulting from operations	2,040,287	3,807,692

Capital Transactions
Proceeds from shares sold	5,036,877	23,952,785
Amount paid for shares redeemed	(7,480,778)	(15,301,930)
Proceeds from redemption fees(a)	—	8,962

Net increase (decrease) in net assets resulting from capital transactions	(2,443,901)	8,659,817

Total Increase (Decrease) in Net Assets	(403,614)	12,467,509

Net Assets
Beginning of period	37,615,985	25,148,476

End of period	$37,212,371	$37,615,985

Accumulated net investment loss included in net assets at end of period	$(332,699)	$(154,015)

Share Transactions
Shares sold	367,027	1,936,400
Shares redeemed	(549,518)	(1,196,167)

Net increase (decrease) in share transactions	(182,491)	740,233

(a)	Prior to September 28, 2016, a redemption fee of 2% was charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended November 30, 2017		For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014		For the Year Ended May 31, 2013
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$13.44		$12.22	$12.55	$12.72	$12.04		$10.29

Income from investment operations:
Net investment loss	(0.07)		(0.09)	(0.21)	(0.42)	(0.26	)(a)	(0.24	)(a)
Net realized and unrealized gain on investments	0.85		1.31	0.66	0.49	1.44		1.99

Total from investment operations	0.78		1.22	0.45	0.07	1.18		1.75

Less Distributions to Shareholders:
From net realized gains	—		—	(0.78)	(0.24)	(0.50)		—

Redemption fees	—		— (b)	— (b)	—	—	(b)	—	(b)

Net asset value, end of period	$14.22		$13.44	$12.22	$12.55	$12.72		$12.04

Total Return(c)(d)	5.80	%(e)	9.98%	3.80%	0.50%	9.72%		17.01%

Ratios and Supplemental Data:
Net assets, end of period (000)	$37,212		$37,616	$25,148	$96,269	$149,857		$37,750
Ratio of expenses to average net assets(f)	2.98	%(g)	2.88%	2.93%	2.51%	2.49%		3.12	%(h)
Ratio of expenses to average net assets before waiver and reimbursement/recoupment by Adviser(f)	3.37	%(g)	3.34%	3.92%	2.60%	2.71%		3.12%
Ratio of net investment loss to average net assets	(0.99	)%(g)	(0.81)%	(1.11)%	(1.72)%	(2.04)%		(2.22)%
Portfolio turnover rate	19.91	%(e)	75.09%	89.54%	551.53%	312.34%		310.57%

(a)	Per share net investment income (loss) has been calculated using the average shares method.
(b)	Amount represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Excludes redemption fee.
(e)	Not annualized.
(f)

Includes dividend and interest expense of 1.03% for the six months ended November 30, 2017 and 0.93%, 0.98%, 0.56%, 0.54%, and 0.77% for the fiscal years ended May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(g)	Annualized.
(h)

Effective February 4, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 2.50%. (See Note 4. Fees and Other Transactions with Affiliates and Other Service Providers)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Notes to the Financial Statements

November 30, 2017 (Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

sufficient net investment income and realized net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations as incurred. During the six months ended November 30, 2017, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as an increase in paid-in capital and such fees became part of the Fund’s daily NAV calculation.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $13,504,625 as of November 30, 2017.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

securities in an amount not less than the exercise price at all times while the option is outstanding.

Forward Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2017, and the effect of derivative instruments on the Statement of Operations for the six months ended November 30, 2017.

As of November 30, 2017:

Derivatives	Location of Derivatives on Statement of Assets and Liabilities	Fair Value
Equity Risk:
Options Purchased	Investments in securities at fair value	$7,902

For the six months ended November 30, 2017:
Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Options Purchased	Net realized loss on investment securities	$(36,458)

Options Purchased	Change in unrealized appreciation (depreciation) on investment securities		$27,557

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

During the six months ended November 30, 2017, the Fund opened 17 purchased option contracts and closed 134 purchased option contracts.

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at net asset value (“NAV”). These securities are categorized as Level 1 securities.

Call and put options purchased in which the Fund invests in are generally traded on an exchange and are generally valued at the last trade price as provided by a pricing service. If the last sale price is not available, the options will be valued using the last bid price. The options will generally be categorized as Level 1 securities unless the market is considered inactive. In the absence of a last bid price they will generally be categorized as Level 2 securities.

Derivative instruments in which the Fund invests in are valued by a pricing service based on the prevailing banking rates and are generally categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the owner might reasonably expect to receive upon the current sale. Methods that are in accordance

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Fair value pricing may also be used in instances when the bonds in which the Fund invests may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic*	$30,736,973	$—	$—	$30,736,973
Common Stocks International*	5,369,387	—	—	5,369,387
Options Purchased	7,902	—	—	7,902
Money Market Securities	764,229	—	—	764,229
Total	$36,878,491	$—	$—	$36,878,491
*	Please refer to Schedule of Investments for sector classifications.

	Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Domestic*	$(8,869,682)	$—	$—	$(8,869,682)
Common Stocks International*	(4,351,428)	—	—	(4,351,428)
Total	$(13,221,110)	$—	$—	$(13,221,110)
*	Please refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of November 30, 2017 based on input levels assigned at May 31, 2017.

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average net assets. For the six months ended November 30, 2017, the Adviser earned a fee of $316,456 from the Fund before the waivers described below.

The Adviser has contractually agreed to waive its management fee and reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend and interest expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2018. The expense cap may not be terminated prior to this date except by the Board. For the six months ended November 30, 2017, the Adviser waived fees of $70,095. At November 30, 2017, the Adviser was owed $41,092 from the Fund for advisory services. As of November 30, 2017, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $708,749 from the Fund, pursuant to the aforementioned conditions, no later than November 30, 2020.

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Trust retains Ultimus Asset Services, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2017,

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS — continued

the Administrator earned fees of $15,041 for administration services, $6,017 for compliance services, $16,853 for fund accounting services and $9,024 for transfer agent services. At November 30, 2017, the Fund owed the Administrator $7,974 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2017.

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended November 30, 2017, purchases and sales of investment securities and securities sold short, other than short-term investments, were as follows:

Purchases
U.S. Government Obligations	$—
Other	9,782,063
Sales
U.S. Government Obligations	$—
Other	10,927,392

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2017, National Financial Services, LLC (“NFS”) owned, as record shareholder, 56% of the outstanding shares of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2017, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Unrealized Appreciation	$7,590,873
Gross Unrealized Depreciation	(2,200,183)

Net Unrealized Appreciation/ (Depreciation)	$5,390,690

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 7. FEDERAL TAX INFORMATION — continued

At November 30, 2017, the aggregate cost of securities, net of proceeds for securities sold shore, for federal income tax purposes was $18,266,691.

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses.

The tax characterization of distributions for the fiscal year ended May 31, 2017, the Fund’s most recent fiscal year end, were as follows:

2017
Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gains	—

$—

At May 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$724,834
Accumulated Capital and Other Losses	(154,015)
Unrealized Appreciation/(Depreciation)	3,724,217

$4,295,036

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2017, the Fund deferred Qualified Late Year Ordinary Losses in the amount of $146,205.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

LS Opportunity Fund

Notes to the Financial Statements — continued

November 30, 2017 (Unaudited)

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. There were no items requiring adjustment of the financial statements or additional disclosure.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example in the table below is based on an investment of $1,000 invested at the beginning of the period, and for the entire period from June 1, 2017 to November 30, 2017.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During the Period(a)
Actual	$1,000.00	$1,058.00	$15.40
Hypothetical(b)	$1,000.00	$1,010.10	$15.04

(a)	Expenses are equal to the Fund’s annualized gross expense ratio of 2.98%, multiplied by the average account value over the period, multiplied by 183/365.
(b)	Assumes a 5% return before expenses.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and account transactions

◾  account transactions, transaction or loss history and purchase history

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-336-6763

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

◾  open an account or deposit money

◾  buy securities from us or sell securities to us

◾  make deposits or withdrawals from your account or provide account information

◾  give us your account information

◾  make a wire transfer

◾  tell us who receives the money

◾  tell us where to send the money

◾  show your government-issued ID

◾  show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes — information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

◾  Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

◾  Valued Advisers Trust doesn’t jointly market financial products or services to you.

PROXY VOTING

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent twelve month period ended June 30, is available without charge and upon request by (1) calling the Fund at (877) 336-6763 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson

Ira P. Cohen

Mark J. Seger

OFFICERS

Bo J. Howell, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

Carol J. Highsmith, Vice President and Secretary

Brandon R. Kipp, Chief Compliance Officer

Matthew J. Miller, Vice President

INVESTMENT ADVISER

Long Short Advisors, LLC

1818 Market Street, 33rd Floor, Suite 3323

Philadelphia, PA 19103

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway, Suite 310

Leawood, KS 66211

CUSTODIAN

U.S. Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE- disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.    NOT APPLICABLE

Item 13. Exhibits.

(a) (1)	Not Applicable – filed with annual report

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By	/s/ Bo J. Howell

              Bo J. Howell, President and Principal Executive Officer

Date 2/5/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Bo J. Howell

              Bo J. Howell, President and Principal Executive Officer

Date 2/5/2018

By	/s/ Bryan W. Ashmus

              Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date 2/5/2018